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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David A. Bell, Donald L. Seeley and Suzanne S. Bettman, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in any and all capacities, to sign the Annual Report on Form 10-K of True North Communications Inc. for its fiscal year ended December 31, 1999 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective from the date on which it is signed until June 30, 2000.

               Name                                  Date Signed
               ----                                  -----------

/s/ David A. Bell                                         January 18, 2000
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    David A. Bell

/s/ Joseph A. Califano, Jr.                               January 20, 2000
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    Joseph A. Califano, Jr.

/s/ Donald L. Seeley                                      January 26, 2000
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    Donald L. Seeley

/s/ Donald M. Elliman, Jr.                                January 17, 2000
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    Donald M. Elliman, Jr.

/s/ H. John Greeniaus                                     January 17, 2000
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    H. John Greeniaus

/s/ Leo-Arthur Kelmenson                                  January 21, 2000
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    Leo-Arthur Kelmenson

/s/ Michael E. Murphy                                     January 25, 2000
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    Michael E. Murphy

/s/ Charles D. Peebler, Jr.                              February 12, 2000
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    Charles D. Peebler, Jr.

/s/ J. Brendan Ryan                                      February 14, 2000
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    J. Brendan Ryan

/s/ Marilyn R. Seymann                                    January 18, 2000
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    Marilyn R. Seymann

/s/ Stephen T. Vehslage                                   February 7, 2000
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    Stephen T. Vehslage